DELAWARE POOLED TRUST

Supplement to the Trust's Prospectus and
Statement of Additional Information dated February 27, 2004

The following information replaces the second paragraph under the section of the Prospectus entitled "How to Purchase Shares":

Minimum Investments The minimum initial investment is $1,000,000 (except as described in the foloowing sentence). For a defined contribution plan, the plan must either (i) make a minimum initial investment of $1,000,000 or (ii) have total plan assets of $75 million or more at the time of initial investment. There are no minimums for subsequent contributions in a Portfolio where the minimum initial investment has been satisfied by one of the methods described above.

The information described above also replaces the relevant minimum initial investment information in the section entitled "Purchasing Shares (The Real Estate Investment Trust Portfolio Class of The Real Estate Investment Trust Portfolio, Original Class of The International Equity Portfolio and all other Portfolios)" on page 44 of the Trust's Statement of Additional Information:

This Supplement is dated April 23, 2004.